                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (No. 333-59856 and No. 333-04893) of our report dated
March 11, 2005, except for Note 11, which is dated March 29, 2005, which appears on page F-2 of Form 10-K for Wireless Telecom Group, Inc. for the year ended
December 31, 2004.

                                                    /s/ LAZAR LEVINE & FELIX LLP
                                                    ----------------------------
                                                    LAZAR LEVINE & FELIX LLP

New York, New York
March 30, 2005

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